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                                  EXHIBIT 10.25

                         FIRST AMENDMENT TO AGREEMENT OF
               PURCHASE AND SALE AND ESCROW INSTRUCTIONS BETWEEN
               THIRD HORIZON GROUP LIMITED PARTNERSHIP ("SELLER")
                  AND TRIPLE NET PROPERTIES, LLC ("PURCHASER")
                     DATED MARCH 24, 2000 (THE "AGREEMENT")

      WHEREAS, Seller and Purchaser have entered into the Agreement for purposes of the sale and acquisition of certain parcels of improved real property (the "Real Property") located in various locations throughout the United States and more particularly described in the Agreement;

      WHEREAS, the Due Diligence Approval Date, as defined in the Agreement, is currently April 23, 2000;

      WHEREAS, Purchaser has not yet completed the necessary due diligence to determine whether the Real Property is an appropriate investment for Purchaser and has, therefore, requested an extension of the Due Diligence Approval Date.

      NOW, THEREFORE, Seller and Purchaser, for $10.00 and other good and sufficient consideration, the receipt and sufficiency of which is hereby acknowledged, agree to the following:

      1. DUE DILIGENCE APPROVAL DATE. Purchaser and Seller hereby agree to extend, for all purposes, the Due Diligence Approval Date to 5:00 p.m. Central time on April 26, 2000.

      2. MISCELLANEOUS. Any initially captioned terms contained in this Amendment that are not separately defined herein shall have the meanings ascribed to them in the Agreement. Except as modified and amended by this Amendment, all other terms and conditions of this Agreement are hereby reconfirmed by Purchaser and Seller.

                              [Signature page to follow]


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      IN WITNESS WHEREOF, SELLER AND PURCHASER DO HEREBY EXECUTE THIS AMENDMENT
AS OF THIS 21ST DAY OF APRIL, 2000.

SELLER:                                   PURCHASER:

THIRD HORIZON GROUP                       TRIPLE NET PROPERTIES, LLC,
LIMITED PARTNERSHIP,                      a Virginia limited liability company
a Delaware limited partnership


By:   THIRD HORIZON HGI, L.L.C.,          By:   /s/ RICHARD GEE
      a Delaware limited liability              ------------------------------
      company, its general partner              Name: Richard Gee
                                                      ------------------------
                                                Its:  Executive Vice President
                                                      ------------------------
  By: HORIZON GROUP PROPERTIES, L.P.,
      a Delaware limited partnership,
      its managing partner

  BY: Horizon Group Properties, Inc.
      a Maryland corporation, its
      general partner

      By: /s/ Gary J. Skoien
          -----------------------------
          Name: Gary J. Skoien
                -----------------------
          Its:  President
                -----------------------



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